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                                                              Exhibit 10(o)(ii)

                     SECOND AMENDMENT TO CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of December 19, 2001, is made by and among POTLATCH CORPORATION, a Delaware corporation (the "Borrower"), the Subsidiary Guarantors party hereto, the several financial institutions party hereto, and BANK OF AMERICA, N.A., as administrative agent for the Lenders (in such capacity, the "Agent"). Terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement described below.

                                   RECITALS

         The Borrower, the Subsidiary Guarantors party thereto, the several financial institutions from time to time party thereto (each a "Lender" and, collectively, the "Lenders") and the Agent are parties to a Credit Agreement dated as of June 29, 2001 (as amended by the certain First Amendment dated as of August 27, 2001 and as further amended, modified, restated and supplemented from time to time, the "Credit Agreement").

         The Borrower, the Subsidiary Guarantors, the Required Lenders and the Agent have agreed to deliver and execute this Amendment on the terms and conditions set forth herein.

                                  AGREEMENT

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1  Amendment to Section 1.1.  The definition of
                             ------------------------
"Senior Subordinated Note" of Section 1.1 of the Credit Agreement is hereby amended by inserting the word "exchanged" between the words "amended," and "modified" found therein.

                  SECTION 2  Amendment to Section 8.8.  Section 8.8 of the
                             ------------------------
Credit Agreement is hereby amended by inserting the following provision immediately at the end thereof:

                  Notwithstanding anything to the contrary contained in this
                  Section 8.8, the Credit Parties may exchange the Senior Subordinated Notes issued on the Closing Date for new Senior Subordinated Notes with substantially identical terms that will be registered under the Securities Act solely in connection with the exchange offer contemplated under the Senior Subordinated Note Indenture and consummated in accordance with the terms of the Exchange and Registration Rights Agreement (as defined in the Senior Subordinated Note Indenture and as in effect on the Closing Date)

                  SECTION 3  Amendment to Section 8.14.  Section 8.14 of the
                             -------------------------
Credit Agreement is hereby amended by replacing the first dollar amount listed of "$25,000,000" with the dollar amount of "$30,000,000", which corresponds to the maximum Consolidated Capital Expenditures permitted for the period from the Closing Date through December 31, 2001.

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                  SECTION 4  Further Amendment to Section 8.14.  Section 8.14 of
                             ---------------------------------
the Credit Agreement is further amended by inserting the following proviso at the end of the last sentence found therein:

                  ; provided, however, that the Credit Parties may make certain
                    --------  -------
                  unanticipated capital expenditures that exceed the above amounts solely in order to comply with Environmental Laws while maintaining full production at the Credit Parties' manufacturing facilities ("Unanticipated Capital
                                             ---------------------
                  Expenditures") so long as (a) the Borrower shall give written
                  ------------
                  notice to the Agent at least five (5) Business Days prior to making such Unanticipated Capital Expenditures and (b) the aggregate amount of all such Unanticipated Capital Expenditures shall not exceed $7,500,000 in any fiscal year (excluding any carry forward available from any prior fiscal year or portion thereof).

                  SECTION 5  Conditions of Effectiveness.  The effectiveness of
                             ---------------------------
this Amendment shall be subject to the satisfaction of each of the following conditions precedent:

                  (a)    This Amendment.  The Agent shall have received a duly
                         --------------
         executed counterpart of this Amendment from the Required Lenders, the Borrower and the Subsidiary Guarantors;

                  (b)    Representations and Warranties; No Default.  As of
                         ------------------------------------------
         the date hereof, after giving effect to the Amendment contemplated hereby:

                         (i)    the representations and warranties contained in
                  Section 6 shall be true and correct in all material respects on and as of the date hereof as though made on and as of such date; and

                         (ii) no Event of Default shall have occurred and be continuing.

                  SECTION 6  Representations and Warranties.  Each of the
                             ------------------------------

Borrower and the Subsidiary Guarantors hereby represents and warrants to the Lenders and the Agent that:

                  (a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

                  (b) This Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                  (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

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                  (d)    The representations and warranties of the Credit
         Parties set forth in Section 6 of the Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

                  (e) Subsequent to the execution and delivery of this Amendment and after giving effect hereto, no Default or Event of Default exists under the Credit Agreement or any of the other Credit Documents.

                  (f) All of the provisions of the Credit Documents, except as amended hereby, are in full force and effect.

                  SECTION 7  Miscellaneous.
                             -------------

                  (a)    Credit Agreement Otherwise Not Affected.  Except as
                         ---------------------------------------
         expressly modified pursuant hereto, the Credit Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects. The Lenders' and the Agent's execution and delivery of, or acceptance of, this Amendment and any other documents and instruments in connection herewith shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future.

                  (b)    No Reliance.  The Credit Parties hereby acknowledge and
                         -----------
         confirm to the Agent and the Lenders that they are executing this Amendment on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.

                  (c)    Costs and Expenses.  The Borrower agrees to pay to the
                         ------------------
         Agent on demand its reasonable out-of-pocket costs and expenses, and the reasonable fees and disbursements of its counsel, in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith.

                  (d)    Binding Effect.  This Amendment shall be binding
                         --------------
         upon, inure to the benefit of and be enforceable by the Borrower, Subsidiary Guarantors, the Agent and each Lender and their respective successors and assigns.

                  (e)    Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY,
                         -------------
         AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  (f)    Complete Agreement; Amendments.  This Amendment
                         ------------------------------
         contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein. This Amendment supersedes all prior commitments, drafts, communications, discussion and understandings, oral or written, with respect thereto. This Amendment

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         may not be modified, amended or otherwise altered except in accordance with the terms of Section 11.6 of the Credit Agreement.

                  (g)    Severability.  Whenever possible, each provision of
                         ------------
         this Amendment shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Amendment shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Amendment, or the validity or effectiveness of such provision in any other jurisdiction.

                  (h)    Counterparts/Telecopy.  This Amendment may be executed
                         ---------------------
         in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered.

                  (i)    Interpretation.  This Amendment is the result of
                         --------------
         negotiations between and have been reviewed by counsel to the Agent, the Credit Parties and other parties, and are the product of all parties hereto. Accordingly, this Amendment shall not be construed against any of the Lenders or the Agent merely because of the Agent's or any Lender's involvement in the preparation thereof.

                  (j)    Credit Document.  This Amendment shall constitute a
                         ----------------
         "Credit Document" under and for all purposes of the Credit Agreement and the other Credit Documents.

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                  IN WITNESS WHEREOF, the parties hereto have duly executed
this Amendment, as of the date first above written.

BORROWER:                      POTLATCH CORPORATION

                               By: _________________________
                               Name: _______________________
                               Title: ______________________

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SUBSIDIARY
GUARANTORS:                    DULUTH & NORTHEASTERN RAILROAD CO.

                               By: __________________________
                               Name: ________________________
                               Title: _______________________

                               THE PRESCOTT AND NORTHWESTERN
                               RAILROAD COMPANY

                               By: __________________________
                               Name: ________________________
                               Title: _______________________

                               ST. MARIES RIVER RAILROAD COMPANY

                               By: __________________________
                               Name: ________________________
                               Title: _______________________

                               WARREN AND SALINE RIVER RAILROAD
                               COMPANY

                               By: __________________________
                               Name: ________________________
                               Title: _______________________

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AGENT:                         BANK OF AMERICA, N.A.,
                               in its capacity as Agent

                               By:
                               Name:
                               Title:

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LENDERS:                       BANK OF AMERICA, N.A.,
                               individually in its capacity as a Lender

                               By:
                               Name:
                               Title:

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                               _________________________________
                               Lender

                               By:
                               Name:
                               Title: